EXHIBIT 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 27, 2019, among EMERGENT BIOSOLUTIONS INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Lenders party hereto (the “Consenting Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, the lenders party thereto from time to time (the “Lenders”) and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of October 15, 2018 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”);
WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Consenting Lenders have agreed, to certain amendments to the Existing Credit Agreement as more specifically set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.Amendments to Existing Credit Agreement. Effective as of the Amendment Effective Date (as defined in Section 2 below) and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Existing Credit Agreement is hereby amended as follows:
(a)    Article I of the Existing Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:
“Covenant Relief Period” means the period commencing with the First Amendment Effective Date and ending on the date that the Borrower provides the financial statements referred to in Section 8.1(a) for the fiscal year ended December 31, 2019, together with a duly completed Compliance Certificate for such period pursuant to Section 8.2(a) demonstrating compliance with the financial covenants set forth in Section 9.11.
“First Amendment Effective Date” means June 27, 2019.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
(b)    Article I of the Existing Credit Agreement is hereby amended by adding the following new Section 1.16 thereto and in connection therewith the table of contents shall be amended to include a reference to “SECTION 1.16 Divisions”:
“SECTION 1.16 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”
(c)    Section 5.13(a) of the Existing Credit Agreement is hereby amended by adding the parenthetical “(without giving effect to the increased maximum Consolidated Net Leverage Ratio levels permitted during the Covenant Relief Period set forth in Section 9.11(b))” immediately following the reference to “Section 9.11” in proviso (B) of such Section.
(d)    Section 9.2 of the Existing Credit Agreement is hereby amended by adding the parenthetical “(without giving effect to the increased maximum Consolidated Net Leverage Ratio levels permitted during the Covenant Relief Period set forth in Section 9.11(b))” immediately following the reference to “Section 9.11” in clause (g)(iv)(A) of such Section.
(e)    Section 9.3 of the Existing Credit Agreement is hereby amended by adding the parenthetical “(without giving effect to the increased maximum Consolidated Net Leverage Ratio levels permitted during the Covenant Relief Period set forth in Section 9.11(b))” immediately following the reference to “Section 9.11(b)” in clause (h)(ii)(A) of such Section.
(f)    Section 9.6 of the Existing Credit Agreement is hereby amended by replacing the proviso at the end of clause (d) of such Section with “; provided that the aggregate amount of Restricted Payments made pursuant to this Section 9.6(d) shall not exceed (x) $100,000,000 per calendar year and (y) $25,000,000 during the Covenant Relief Period;”.
(g)    Section 9.11 of the Existing Credit Agreement is hereby amended by (i) replacing the word “Permit” in the first sentence of such Section with “Subject to the sentence below during the Covenant Relief Period, permit” and (ii) adding the following paragraph to the end of clause (b) of such Section as follows:
“Notwithstanding any of the foregoing, the maximum Consolidated Net Leverage Ratio permitted pursuant to Section 9.11(b) during the Covenant Relief Period as of the last day of the applicable Measurement Period of the Borrower shall be (x) 4.95 to 1.00 for the fiscal quarter ended June 30, 2019 and (y) 4.75 to 1.00 for the fiscal quarter ended September 30, 2019, after which the maximum Consolidated Net Leverage Ratio permitted pursuant to this Section 9.11(b) shall be subject to the levels set forth in the table above.”
(h)    Article XII of the Existing Credit Agreement is hereby amended by adding the following new Section 12.26 thereto and in connection therewith the table of contents shall be amended to include a reference to “SECTION 12.26 Acknowledgement Regarding Any Supported QFCs”:
“SECTION 12.26 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 12.26, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”
SECTION 2.    Conditions of Effectiveness of Amendment. This Amendment, and the amendments set forth in Section 1 above, shall become effective on the date (such date, the “Amendment Effective Date”) when the Administrative Agent shall have received this Amendment, duly executed by a Responsible Officer of the Borrower, the Guarantors existing as of the Amendment Effective Date, the Administrative Agent and the Required Lenders.
SECTION 3.    Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Credit Party represents and warrants to the Administrative Agent and the Lenders on and as of the Amendment Effective Date that, in each case:
(a)    the representations and warranties of each Credit Party set forth in the Credit Agreement and in each other Loan Document to which it is a party are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;
(b)    no Default or Event of Default has occurred and is continuing;
(c)    it has all requisite power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and
(d)    this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Credit Party, and each such document constitutes the legal, valid and binding obligation of each such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity.
SECTION 4.    Reference to and Effect on the Credit Agreement and the Loan Documents. Except as expressly provided herein, the Existing Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Existing Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Existing Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Existing Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Existing Credit Agreement as modified hereby.
SECTION 5.    Further Assurances. Each Credit Party agrees to, to the extent required by the Loan Documents, make, execute and deliver all such additional and further acts, things, deeds, instruments and documents as the Administrative Agent may reasonably require for the purposes of implementing or effectuating the provisions of this Amendment and the other Loan Documents.
SECTION 6.    Acknowledgement and Reaffirmation. Each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party (as amended pursuant to this Amendment), (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party (as amended pursuant to this Amendment) and (c) agrees that each of the Loan Documents to which it is a party (as amended pursuant to this Amendment) remains in full force and effect and is hereby ratified and confirmed.
SECTION 7.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 12.3(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
SECTION 8.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 9.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
SECTION 10.    Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement.
SECTION 11.    Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their successors and permitted assigns.
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

EMERGENT BIOSOLUTIONS INC., as Borrower

By: /s/ Richard S. Lindahl
Name: Richard S. Lindahl
Title: EVP, Chief Financial Officer and Treasurer

CANGENE BIOPHARMA LLC, as Guarantor

By: /s/ Richard S. Lindahl
Name: Richard S. Lindahl
Title: Treasurer
EMERGENT BIODEFENSE OPERATIONS LANSING LLC, as Guarantor

By: /s/ Richard S. Lindahl
Name: Richard S. Lindahl
Title: Treasurer
EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC, as Guarantor

By: /s/ Richard S. Lindahl
Name: Richard S. Lindahl
Title: Executive Manager
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC., as Guarantor

By: /s/ Richard S. Lindahl
Name: Richard S. Lindahl
Title: Treasurer

EMERGENT INTERNATIONAL INC., as Guarantor

By: /s/ Richard S. Lindahl
Name: Richard S. Lindahl
Title: Treasurer
EMERGENT TRAVEL HEALTH INC. (FORMERLY
KNOWN AS PAXVAX, INC.), as Guarantor

By: /s/ Richard S. Lindahl
Name: Richard S. Lindahl
Title: CFO and Treasurer
ADAPT PHARMA INC., as Guarantor

By: /s/ Richard S. Lindahl
Name: Richard S. Lindahl
Title: Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and Lender

By: /s/ Kent S. Davis
Name: Kent S. Davis
Title: Managing Director

JPMORGAN CHASE BANK, N.A., as Lender

By: /s/ Anthony Galea
Name: Anthony Galea
Title: Executive Director

PNC BANK, NATIONAL ASSOCIATION, as Lender

By: /s/ Eric H. Williams
Name: Eric H. Williams
Title: Senior Vice President

ROYAL BANK OF CANADA, as Lender

By: /s/ Steven T. Bachman
Name: Steven T. Bachman
Title: Authorized Signatory

BMO HARRIS BANK, N.A., as Lender

By: /s/ Eric Oppenheimer
Name: Eric Oppenheimer
Title: Managing Director

CAPITAL ONE, N.A., as Lender

By: /s/ Jeffrey Schaal
Name: Jeffrey Schaal
Title: Duly Authorized Signatory

CITIZENS BANK, N.A., as Lender

By: /s/ Jack J. Euston
Name: Jack J. Euston
Title: Vice President

MUFG UNION BANK, N.A., as Lender

By: /s/ Teuta Ghilaga
Name: Teuta Ghilaga
Title: Director

REGIONS BANK, as Lender

By: /s/ Ned Spitzer
Name: Ned Spitzer
Title: Managing Director

SUNTRUST BANK, as Lender

By: /s/ Katherine Bass
Name: Katherine Bass
Title: Director

THE HUNTINGTON NATIONAL BANK, as Lender

By: /s/ Joseph A. Miller
Name: Joseph A. Miller
Title: Managing Director

BANK OF AMERICA, N.A., as Lender

By: /s/ H. Hope Walker
Name: H. Hope Walker
Title: Senior Vice President

BANK OF THE WEST, as a Lender

By: /s/ Harry Yergey
Name: Harry Yergey
Title: Managing Director

By: /s/ Michael Weinert
Name: Michael Weinert
Title: Director

DNB CAPITAL LLC, as a Lender

By: /s/ Kristi Birkeland Sorensen
Name: Kristi Birkeland Sorensen
Title: Senior Vice President
Head of Corporate Banking

By: /s/ Devan Patel
Name: Devan Patel
Title: Vice President

FIRST NATIONAL BANK, as a Lender

By: /s/ Douglas T. Brown
Name: Douglas T. Brown
Title: Senior Vice President

FIFTH THIRD BANK, as a Lender

By: /s/ Vera B. McEvoy
Name: Vera B. McEvoy
Title: Director II

HSBC BANK USA, N.A., as a Lender

By: /s/ Reed R. Menefee
Name: Reed R. Menefee
Title: Managing Director

MORGAN STANLEY BANK, as a Lender

By: /s/ Jackson Eng
Name: Jackson Eng
Title: Authorized Signatory

TD BANK, N.A., as a Lender

By: /s/ Shivani Agarwal
Name: Shivani Agarwal
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Tom Priedeman
Name: Tom Priedeman
Title: Vice President

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